                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement      [_] Soliciting Material Pursuantto
                                         (S)240.14a-11(c) or 240.14a-12
[_] Definitive Proxy Statement
                                     [_] Confidential, for Use of the
[_] Definitive Additional Materials      Commission Only(as Permitted by Rule
                                         14a-6(e)(2))


                              InfoSpace.com, Inc.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
    (5) Total fee paid:
-------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
 -------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
 -------------------------------------------------------------------------------
    (3) Filing Party:
 -------------------------------------------------------------------------------
    (4) Date Filed:
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

                        [LOGO OF INFOSPACE.COM, INC.]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be held on May 24, 1999

TO THE STOCKHOLDERS:

  Notice is hereby given that the Annual Meeting of Stockholders of InfoSpace.com, Inc., a Delaware corporation (the "Company"), will be held on May 24, 1999 at 10:00 a.m., local time, at the Hyatt Regency Bellevue located at 900 Bellevue Way NE, Bellevue WA 98004, for the following purposes:

  1. To elect two Class I directors to serve for the ensuing one year and until their successors are duly elected, to elect three Class II directors to serve for the ensuing two years and until their successors are duly elected, and to elect two Class III directors to serve for the ensuing three years and until their successors are duly elected.

  2. To approve amendments to the Company's Restated 1996 Flexible Stock Incentive Plan (i) to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares, (ii) to annually increase the number of shares reserved for issuance on the first day of the Company's fiscal year beginning in 2000 by an amount equal to the lesser of (A) 1,000,000 shares, (B) three percent (3%) of the Company's outstanding shares at the end of the Company's fiscal year, and (C) a lesser amount determined by the Board and (iii) to limit the number of shares of Common Stock that may be granted to any one individual pursuant to stock options in any fiscal year of the Company to 2,000,000 shares (plus an additional 2,000,000 shares in connection with his or her initial service, which shall not count against the limit).

  3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares.

  4. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 1999.

  5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on April 5, 1999 as the record date for the determination of stockholders entitled to vote at this meeting. Only stockholders of record at the close of business on April 5, 1999 are entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has previously returned a proxy.

                                          By Order of the Board of Directors

                                          Ellen B. Alben
                                          Vice President, Legal and Business
                                          Affairs and Secretary

Redmond, Washington
           , 1999

                              INFOSPACE.COM, INC.

                               ----------------

                           PROXY STATEMENT FOR 1999
                        ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                              PROCEDURAL MATTERS

General

  The enclosed Proxy is solicited on behalf of InfoSpace.com, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 24, 1999 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Hyatt Regency Bellevue located at 900 Bellevue Way NE, Bellevue WA 98004. The Company's telephone number at its principal business offices is
(425) 882-1602.

  These proxy solicitation materials were mailed on or about [April 26], 1999 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Principal Share Ownership

  Only stockholders of record at the close of business on April 5, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has one class of Common Stock, $0.0001 par value. As of the Record
Date,            shares of the Company's Common Stock were issued and
outstanding and held of record by     stockholders. See "Security Ownership of
Certain Beneficial Owners and Management" below for information regarding beneficial owners of more than five percent of the Company's Common Stock.

Revocability of Proxies

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

  Each holder of Common Stock is entitled to one vote for each share held.

  This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

Quorum; Abstentions; Broker Non-Votes

  The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

  In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

  All shares entitled to vote and represented by properly executed, unrevoked proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Deadline for Receipt of Stockholder Proposals

  Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission (the "SEC"). Proposals of stockholders of the Company intended to be presented for consideration at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than December 27, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

  In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by: (i) the Board of Directors or (ii) any stockholder entitled to vote who has delivered written notice to the Secretary of the Company not fewer than 60 days nor more than 90 days in advance of the annual meeting (or, with respect to an election of directors to be held at a special meeting, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. In the event that less than 60 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholders must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The Company's Bylaws also provide that the only business that shall be conducted at an annual meeting is business that is brought before such meeting: (i) by or at the direction of the Board of Directors, or (ii) by any stockholder entitled to vote who has delivered written notice to the Secretary of the Company not less than 60 days nor more than 90 days in advance of the annual meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 60 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his or her proposal at such meeting, the Company need not present the proposal for a vote at such meeting. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to InfoSpace.com, Inc., 15375 N.E. 90th Street, Redmond, WA 98052, Attention:
Secretary.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of December 31, 1998 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table in "Executive Compensation and Other Matters" below and (iv) all directors and executive officers as a group.

                                                      Number of    Percentage
                                                        Shares     of Shares
              Five Percent Stockholders,             Beneficially Beneficially
           Directors and Executive Officers            Owned(1)     Owned(%)
   ------------------------------------------------- ------------ ------------
   Naveen Jain(2)...................................  10,144,686      47.6%
    c/o InfoSpace.com, Inc.
    15375 N.E. 90th Street
    Redmond, WA 98052
   Acorn Ventures-IS, LLC(3)........................   2,751,306      12.0
    1309 114th Avenue S.E.
    Suite 200
    Bellevue, WA 98004
   Rufus W. Lumry, III(3)...........................   2,751,306      12.0
   John E. Cunningham, IV(4)........................     156,993         *
   Gary C. List.....................................      17,500         *
   Peter L. S. Currie...............................       5,000         *
   Carl Stork.......................................      40,000         *
   Bernee D. L. Strom(5)............................      60,000         *
   All directors and executive officers as a group
    (10 persons)(6).................................  13,310,960      57.5

--------
 *  Less than 1%
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Represents 7,466,666 shares of Common Stock held in the name of Naveen and Anuradha Jain, 500,000 shares of Common Stock held by the Jain Family Irrevocable Trust, 1,000,000 shares of Common Stock held by Naveen Jain GRAT No. 1, 1,000,000 shares of Common Stock held by Anuradha Jain GRAT No. 1 and 178,020 shares subject to options exercisable by Anuradha Jain within 60 days of December 31, 1998. Anuradha Jain is Mr. Jain's spouse. Mr. Jain has placed 1,000,000 shares of Common Stock held by Naveen Jain GRAT No. 1 in escrow pursuant to an Indemnification Agreement dated as of December 11, 1998. Mr. Jain retains voting control over those shares placed in escrow. See "Certain Relationships and Related Transactions."

(3) Includes 1,718,776 shares of Common Stock issuable upon exercise of warrants currently exercisable. Rufus W. Lumry, III is the principal stockholder, sole director and President of Acorn Ventures, Inc., the sole member of Acorn Ventures-IS, LLC.

(4) Includes 77,948 shares of Common Stock issuable upon exercise of warrants currently exercisable and 29,688 shares of Common Stock held by Clear Fir Partners LP. Mr. Cunningham is the President of Clear Fir Partners, LP.

(5) Includes 50,000 shares of Common Stock subject to options exercisable within 60 days of December 31, 1998.

(6) Includes 2,027,619 shares of Common Stock subject to options and warrants exercisable within 60 days of December 31, 1998.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

General

  The Company's Board of Directors is currently comprised of seven members who will be divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Nominees For Directors

  Two Class I directors are to be elected at the Annual Meeting for a one-year term ending in 2000. Three Class II directors are to be elected at the Annual Meeting for a two-year term ending in 2001. Two Class III directors are to be elected for a three-year term ending in 2002. The Board of Directors has nominated John E. Cunningham, IV and Gary C. List for election as Class I directors. The Board of Directors has nominated Bernee D. L. Strom, Carl Stork and Rufus W. Lumry, III for election as Class II directors. The Board of Directors has nominated Naveen Jain and Peter L. S. Currie for election as Class III directors.

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event, the specific nominees to be voted for will be determined by the proxy holders.

Vote Required; Election of Directors

  If a quorum is present and voting, the seven (7) nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

Nominees

  The names of the nominees and certain information about them as of the Record Date are set forth below:

                                                                       Director
         Name of Nominee        Age     Positions with the Company      Since
   ---------------------------- --- ---------------------------------  --------
   Naveen Jain.................  39 Chief Executive Officer and          1996
                                     Chairman of the Board
   Bernee D. L. Strom..........  51 President, Chief Operating           1998
                                     Officer and Director
   John E. Cunningham, IV(1)...  41 Director                             1998
   Peter L. S. Currie(2).......  42 Director                             1998
   Gary C. List(1)(2)..........  47 Director                             1998
   Rufus W. Lumry, III.........  52 Director                             1998
   Carl Stork..................  38 Director                             1998

--------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee

  Naveen Jain founded the Company in March 1996. Mr. Jain has served as the Company's Chief Executive Officer since its inception, as its President since its inception to November 1998 and as its sole director from its inception to June 1998, when he was appointed Chairman of the Board upon the Board's expansion to five directors. From June 1989 to March 1996, Mr. Jain held various positions at Microsoft Corporation, including Group Manager for MSN, Microsoft's online service. From 1987 to 1989, Mr. Jain served as Software Development Manager for Tandon Computer Corporation, a PC manufacturing company. From 1985 to 1987, Mr. Jain served as Software Manager for UniLogic, Inc., a PC manufacturing company and from 1982 to 1985, he served as Product Manager and Software Engineer at Unisys Corporation/Convergent Technologies, a computer manufacturing company. Mr. Jain holds a B.S. from the University of Roorkee and an M.B.A. from St. Xavier's School of Management.

  Bernee D. L. Strom joined the Company in November 1998 as President and Chief Operating Officer and became a director in December 1998. Since 1990, Ms. Strom served as President and Chief Executive Officer of the Strom Group, a venture investment and business advisory firm specializing in high technology. From April 1995 through June 1997, Ms. Strom served as President and Chief Executive Officer of USA Digital Radio, LP, a partnership of Westinghouse Electric Corporation and Gannett Co., Inc. that develops technology for AM and FM digital radio broadcasting. From 1990 through 1994, she was President and Chief Executive Officer of MBS Technologies, Inc., a software company. Ms. Strom was a founder of Gemstar Development Corporation, which developed the VCRPlus+(R) Instant Programmer, and served as its Vice President from its founding in 1989 to 1993. Ms. Strom serves as a member of the Board of Directors of the Polaroid Corporation, Krug International Corporation, MilleCom, an Internet-based communications company, Walker Digital, an intellectual property studio, and Quantum Development, a software and services company. She is a trustee of the National Public Radio Foundation and a member of CIGNA's Telecommunications Board of Advisors. She also serves as a member of the Board of Advisors of the J. L. Kellogg Graduate School of Management at Northwestern University. Ms. Strom holds a B.S., M.A. and Ph.D. from New York University and an M.B.A. from the Anderson Graduate School of Management at UCLA.

  John E. Cunningham, IV has served as a director of the Company since July 1998. Since April 1995 he has served as President of Kellett Investment Corporation, an investment fund for later-stage, high-growth private companies. He is on the Board of Directors of Petra Capital, LLC and Real Time Data, a consolidator of the vending services industry utilizing proprietary wireless information systems. During 1997, Mr. Cunningham was interim Chief Executive Officer of Real Time Data. From December 1994 to August 1996, he was President of Pulson Communications, Inc. From February 1991 to November 1994, he served as Chairman and Chief Executive Officer of RealCom Office Communications, a privately held telecommunications company that merged with MFS Communications Company, Inc., and was subsequently acquired by WorldCom, Inc. Mr. Cunningham holds a B.A. from Santa Clara University and an M.B.A. from the University of Virginia.

  Peter L. S. Currie has served as a director of the Company since July 1998. Mr. Currie is Executive Vice President and Chief Administrative Officer of Netscape Communications Corporation, where he has held various management positions since April 1995. From April 1989 to April 1995, Mr. Currie held various management positions at McCaw Cellular Communications, Inc., including Executive Vice President and Chief Financial Officer and Executive Vice President of Corporate Development. Before joining McCaw Cellular, he was a Principal at Morgan Stanley & Co., Incorporated. Mr. Currie holds a B.A. from Williams College and an M.B.A. from Stanford University.

  Gary C. List has served as a director of the Company since July 1998. Since June 1997, Mr. List has served as Chief Executive of TDL Group Limited and Chief Executive Officer and Chairman of its primary subsidiary, Thomson Directories Limited, a print directory publishing company. From October 1987 to June 1997, Mr. List held various executive positions with US West, Inc., including President of US West International Information Services and Vice President and Chief Financial Officer of US West Marketing Resources Group.

  Rufus W. Lumry, III has served as a director of the Company since December 1998. Since 1992, Mr. Lumry has served as President of Acorn Ventures, Inc., a venture capital firm he founded. Prior to founding Acorn

Ventures, Mr. Lumry served as a director and Chief Financial Officer of McCaw Cellular Communications. Mr. Lumry was one of the founders of McCaw in 1982, and retired from McCaw in 1990 as Executive Vice President and Chief Financial Officer. Mr. Lumry holds an A.B. from Harvard University and an M.B.A. from the Harvard Graduate School of Business Administration.

  Carl Stork has served as a director of the Company since September 1998. Since April 1998, Mr. Stork has been General Manager, Hardware Strategy and Business Development, at Microsoft Corporation. Mr. Stork has held various other management positions at Microsoft since 1981. Mr. Stork holds a B.S. from Harvard University and an M.B.A. from the University of Washington.

Board Meetings and Committees

  The Board of Directors of the Company held a total of      (  ) meetings
during fiscal 1998. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no nominating committee or any committee performing such functions.

  The Compensation Committee, which consists of directors Gary C. List and
John E. Cunningham, IV, met      (  ) times [and acted      times by written
consent] during the fiscal year. The Compensation Committee reviews and approves the compensation and benefits for the Company's executive officers, administers the Company's Stock Incentive Plan and makes recommendations to the Board of Directors regarding such matters.
  The Audit Committee, which consisted of directors Peter L. S. Currie and
Gary C. List, met      times during fiscal 1998. Among other functions, the
Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews the Company's balance sheet, statement of operations and cash flows and reviews and evaluates the Company's internal control functions.

  No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and committees thereof, if any, upon which such director served during the period for which he has been a director or committee member.

Compensation of Directors

  Each director is paid $750 for each Board of Directors meeting attended in person, $500 for each Board of Directors meeting attended by telephone and $500 for each committee meeting attended. Each Director is reimbursed for travel expenses incurred to attend meetings of the Board of Directors or committee meetings. Directors are eligible to participate in the Stock Incentive Plan.

  Under the Company's Restated 1996 Flexible Stock Incentive Plan, the Company grants a nonqualified stock option to purchase 10,000 shares of Common Stock to each nonemployee director on the date the director is first appointed or elected to the Board of Directors. Nonemployee directors serving at the time of the adoption of the program each received an option to purchase 1,250 shares of Common Stock. On November 19, 1998, each nonemployee director received a supplemental option to purchase 10,000 shares of Common Stock. Commencing with the Company's Annual Meeting of Stockholders, the Company will grant to each nonemployee director an additional nonqualified stock option to purchase 2,500 shares of Common Stock immediately following the Annual Meeting, except for those nonemployee directors who were elected to the Board of Directors at the Annual Meeting or within the three-month period prior to the Annual Meeting. All options granted under the program for nonemployee directors fully vest on the first anniversary of the date of such grant.

                                 PROPOSAL TWO

                           APPROVAL OF AMENDMENT TO
                THE RESTATED 1996 FLEXIBLE STOCK INCENTIVE PLAN

Proposed Amendment

  The Restated 1996 Flexible Stock Incentive Plan (the "Stock Incentive Plan") was originally adopted by the Board of Directors in 1996 and approved by the stockholders in 1996. In February 1999, the Board approved a proposal to amend the Stock Incentive Plan to increase the number of shares reserved for issuance by 2,000,000 shares, from 3,000,000 shares to 5,000,000 shares and to annually increase the number of shares reserved for issuance on the first day of the Company's fiscal year beginning in 2000 by an amount equal to the lesser of (i) 1,000,000 shares, (ii) three percent (3%) of the outstanding shares at the end of the fiscal year, or (iii) a lesser amount determined by the Board.

Reasons for the Amendment

  The Company relies upon the Stock Incentive Plan as one of the benefits necessary to attract and retain skilled employees. The Board of Directors believes it is in the Company's best interests to increase the shares reserved for issuance under the Stock Incentive Plan so that the Company may continue to attract and retain the services of qualified employees by providing employees an opportunity to purchase the Company's Common Stock through option grants.

Activity Under the Stock Incentive Plan

  The Company believes that its Stock Incentive Plan is an important factor in attracting and retaining skilled personnel. From time to time, the Company reviews the number of shares available for issuance under the Stock Incentive Plan and, based on the Company's estimates of the number of shares expected to be issued under the Stock Incentive Plan, management presents to the Board of Directors a recommendation for the addition of shares reserved for issuance. The Board reviews such recommendation and, if approved by the Board, presents a proposal for the stockholders' approval.

  As of December 31, 1998, 275,915 shares of Common Stock had been issued upon exercise of stock options, options to purchase an aggregate of 2,649,740 shares were outstanding at a weighted average exercise price of $7.45 per share, and 384,950 shares remained available for future issuance under the Stock Incentive Plan.

Vote Required for Approval of Amendment

  The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Stock Incentive Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE STOCK INCENTIVE PLAN.

Summary of the Stock Incentive Plan

  The essential features of the Stock Incentive Plan are outlined below.

  Purpose. The purpose of the Stock Incentive Plan is to provide a means whereby eligible employees, officers, directors, consultants and independent contractors of the Company can acquire the Company's Common Stock.
  Administration. The Stock Incentive Plan may be administered by the Board or a committee of the Board (the "Plan Administrator"). Subject to the other provisions of the Stock Incentive Plan, the Plan Administrator has the power to determine the terms and conditions of any options and stock purchase rights granted, including but not limited to the exercise price, the number of shares subject to the option or stock purchase right and the exercisability thereof.

  Eligibility, Terms of Options and Limitations. The Stock Incentive Plan provides that nonstatutory stock options and stock purchase and bonus rights may be granted only to employees, officers, directors, independent contractors and consultants of the Company. Incentive stock options may be granted only to employees. The Stock Incentive Plan also provides that stock or stock appreciation rights ("SARs") may be granted. With respect to any optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other incentive stock options under the Stock Incentive Plan may not exceed ten years. The Plan Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the duties and responsibilities of the employee, director or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors are taken into account.

  The Stock Incentive Plan places specific limitations on the discretion allowed to the Plan Administrator in granting options to individuals. These limitations are intended to preserve the Company's ability to deduct for federal income tax purposes compensation relating to stock options recognized to certain executive officers under the Stock Incentive Plan. Without these provisions in the Stock Incentive Plan, the Company's ability to deduct such compensation expense may be limited under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The limitations provide that no individual shall be granted in any fiscal year stock options to purchase more than 2,000,000 shares of Common Stock, except that an individual may be granted options to purchase up to an additional 2,000,000 shares of Common Stock in connection with his or her initial employment, which grant will not count against the foregoing limitation. See the discussion below under "Federal Tax Information" for a summary of the more general rules governing the availability to the Company of tax deductions in connection with stock options granted under the Stock Incentive Plan.

  Conditions of Options. Each option granted under the Stock Incentive Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following conditions:

  (a) Exercise Price. The Plan Administrator determines the exercise price of options to purchase shares of Common Stock. However, the exercise price of an incentive stock option must not be less than 100% (110%, if issued to a 10% Stockholder) of the fair market value of the Common Stock on the date the option is granted. The exercise price of a nonstatutory stock option shall be determined by the Plan Administrator. For so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock shall be the closing sale price for such stock as quoted on the Nasdaq National Market for the last market trading day prior to the time of determination.

  (b) Value Limitation. The aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year shall not exceed $100,000. In the event the optionee holds two or more such options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such options are granted.

  (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be cash, certified check, bank draft, or postal or express money order payable to the Company. However, the Plan Administrator, in its sole discretion, may permit an optionee to pay the option price in whole or in part by tendering other shares of the Company's Common Stock meeting certain criteria, a promissory note, or any combination thereof. The Plan Administrator, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the stock subject to the option and the aggregate option price of such stock.

  (d) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Plan Administrator. Options granted under the Stock Incentive Plan generally have a ten-year term (five years, if issued to a 10% Stockholder) and to date generally become exercisable over four years at a rate of one-fourth of the shares subject to the options at the end of twelve months from the date of grant and one-forty-eighth of the shares every month thereafter, subject to the optionee's continuation as a service provider. An option is exercised by giving written notice of exercise to the Company and by tendering full payment of the purchase price to the Company.

  (e) Termination of Employment. The Plan Administrator shall establish and set forth in each instrument that evidence an option whether the option will continue to be exercisable, and the terms and conditions of such exercise, if an optionee ceases to be employed by, or to provide services to, the Company or an affiliate of the Company, which provisions may be waived or modified by the Plan Administrator at any time.

  (f) Assignability. Each option granted pursuant to this Stock Incentive Plan shall, during optionee's lifetime, be exercisable only by him or her, and the option shall not be transferable by the optionee by operation of law or otherwise other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such transfer, assignment and exercisability and may permit an optionee to designate a beneficiary who may exercise the option after the optionee's death; provided, however, that any option so transferred or assigned shall be subject to all the same terms and conditions contained in the instrument evidencing the option. Stock subject to a Restricted Stock Purchase Agreement or a Restricted Stock Bonus Agreement shall be transferable only as provided in such Agreement.

  (g) Termination of Options. Excluding incentive stock options issued to 10% Stockholders, options granted under the Stock Incentive Plan expire on the date set forth in the option agreement (not to exceed ten years from the date of grant in the case of incentive stock options). Incentive stock options granted to 10% Stockholders expire five years from the date of grant (or such shorter period set forth in the option agreement). No option may be exercised by any person after the expiration of its term.

  (h) Terms and Conditions of Stock Purchase Rights. Each sale or grant of stock under the Stock Incentive Plan will be evidenced by a written restricted stock purchase agreement or restricted stock bonus agreement executed by the Company and the person to whom such stock is sold or granted. The restricted stock purchase agreement or restricted stock bonus agreement may contain such other terms, provisions and conditions consistent with the Stock Incentive Plan as may be determined by the Plan Administrator, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions. To the extent required by applicable law, any right of the Company to repurchase stock granted pursuant to a restricted stock purchase or restricted stock bonus at the original purchase price, if the right is assignable, the assignee must pay the Company upon assignment of the right cash equal to the difference between the original price and fair value if the original purchase price is less than fair value. Furthermore, the purchase price of stock sold pursuant to a restricted stock purchase agreement shall be the price determined by the Plan Administrator on the date the right to purchase stock is granted; provided, however that (i) such price shall not be less than 85% of the price per share fair market value of such stock on the day the right to purchase stock is granted and (ii) to the extent required by applicable law, in the case of any 10% Stockholder such price shall be 100% of the per share fair market value of such stock at the time the right to purchase stock is granted, or at the time the purchase is consummated.

  Stock Appreciation Rights. The Plan Administrator may, under such terms and conditions as it deems appropriate, authorize the issuance of SARs evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the option agreement to which the SAR relates) executed by the Company and the person to whom such SAR is granted. The SAR agreement may contain such terms, provisions and conditions consistent with the Stock Incentive Plan as may be determined by the Plan Administrator.

  Adjustment Upon Changes in Capitalization. If there is any change in the stock subject to the Stock Incentive Plan, an option agreement, a restricted stock purchase agreement, a restricted stock bonus agreement or an SAR agreement through merger, consolidation, reorganization, reincorporation, stock split, stock dividend, or other change in the capital structure of the Company, appropriate adjustments shall be made by the Plan Administrator in order to preserve, but not to increase the benefits to the individual, including adjustments to the aggregate number, kind and price per share of shares subject to the Stock Incentive Plan, an option agreement, a restricted stock purchase agreement, a restricted stock bonus agreement or an SAR agreement.

  Dissolution or Liquidation. In the event of any "Corporate Transaction" (as defined in the Plan), any option or outstanding Stock Appreciation Rights shall terminate and any restricted stock shall be reconveyed to or repurchased by the Company immediately prior to the specified effective date of the Corporate Transaction; provided, however, that to the extent permitted by applicable law, any unvested option, SARs or any restricted stock shall vest and become exercisable as to 25% of the unvested shares or become nonforfeitable as to 25% of the forfeitable shares, as the case may be, immediately prior to the specified effective date of the Corporate Transaction. Notwithstanding the foregoing, options, SARs or restricted stock shall not terminate if, in connection with the Corporate Transaction, they are to be assumed or substituted for by the successor corporation or its parent company, pursuant to options, SARs or restricted stock agreements providing substantially equal value and having substantially equivalent provisions as the options, SARs or restricted stock granted pursuant to the Stock Incentive Plan. If options, SARs or restricted stock purchase rights are not assumed or substituted for by the successor corporation or its parent company, such options, SARs or restricted stock purchase rights shall become exercisable as to an additional 25% of the unvested shares or forfeitable shares, as the case may be, immediately prior to the effective date of the Corporate Transaction.

  For the purpose of the Stock Incentive Plan, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

    (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's stockholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

    (iii) any reverse merger in which the Company is the surviving entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

  Amendment and Termination of the Stock Incentive Plan. The Board of Directors may at any time amend, suspend or terminate this Stock Incentive Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Stock Incentive Plan or an amendment to the Stock Incentive Plan be approved by the Company's stockholders, and provided further that, except in the case of an adjustment to the capitalization of the Company as described above, the Board of Directors shall in no event amend the Stock Incentive Plan in the following respects without the consent of stockholders then sufficient to approve the Stock Incentive Plan in the first instance:

    (i) To increase the maximum number of shares subject to incentive stock options issued under the Stock Incentive Plan; or

    (ii) To change the designation or class of persons eligible to receive incentive stock options under the Stock Incentive Plan.

  No option may be granted nor any stock issued under the Stock Incentive Plan during any suspension or after the termination of the Stock Incentive Plan, and no amendment, suspension or termination of the Stock Incentive Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Stock Incentive Plan. The Stock Incentive Plan shall terminate with respect to the grant of incentive stock options on April 10, 2006, unless previously terminated by the Board.

Federal Tax Information

  Options granted under the Stock Incentive Plan may be either incentive stock options, as defined in Section 422 of the Code, or nonstatutory options.

  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term, or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  All of the options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

  Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when such restricted stock ceases to be subject to a substantial risk of forfeiture. The restricted stock will generally cease to be subject to a substantial risk when it is no longer subject to the Company's right to repurchase such stock upon the purchaser's termination of employment with the Company or upon vesting. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of such stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% Stockholder of the Company.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE STOCK INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE TAX CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

                                PROPOSAL THREE

                             APPROVAL OF AMENDMENT
                        TO CERTIFICATE OF INCORPORATION

Proposed Amendment

  The Company's Certificate of Incorporation (the "Certificate"), as currently in effect, provides that the Company is authorized to issue 15,000,000 shares of Preferred Stock, par value $0.0001 per share, and 50,000,000 shares of Common Stock, par value $0.0001 per share. In February 1999, the Board of Directors authorized an amendment to the Certificate to increase the authorized number of shares of Common Stock to 100,000,000 shares.

  The Board of Directors has adopted resolutions setting forth the proposed amendment to the first sentence of Article Four of the Certificate (the "Amendment"), the advisability of the Amendment and a call for submission of the Amendment for approval by the Company's stockholders at the Annual Meeting. The following is the text of Article Four of the Certificate, as proposed to be amended:

    "The total authorized stock of the corporation shall consist of 100,000,000 shares of Common Stock having a par value of $0.0001 per share and 15,000,000 shares of Preferred Stock having a par value of $0.0001 per share."

  As of the December 31, 1998, 21,141,802 shares of Common Stock were issued and outstanding, 2,649,740 additional shares were issuable upon exercise of outstanding options, 3,531,719 additional shares were issuable upon exercise of outstanding warrants and approximately 559,014 shares were reserved for future grants under the Company's stock plans.

Purpose and Effect of Amendment

  The principal purpose of the Amendment is to authorize additional shares of Common Stock that will be available in the event that the Board of Directors determines to authorize stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets or to establish a strategic relationship with a corporate partner. If the Amendment is adopted, 50,000,000 additional shares of Common Stock of the Company will be available for issuance by the Board of Directors without any further stockholder approval, although certain large issuances of shares may require stockholder approval in accordance with the requirements of the Nasdaq National Market. The Board of Directors believes it desirable that the Company have the flexibility to issue the additional shares without further stockholder approval. The holders of Common Stock have no preemptive rights to purchase any stock of the Company. The additional shares could be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of Common Stock. No actions are currently being taken with respect to any large issuance of additional shares.

  The flexibility of the Board of Directors to issue additional shares of stock could enhance the Board's ability to negotiate on behalf of the stockholders in a takeover situation. Although it is not the purpose of the Amendment, the authorized but unissued shares of Common Stock (as well as the authorized but unissued shares of Preferred Stock) also could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. The Company has previously adopted certain measures that may have the effect of delaying or preventing an unsolicited takeover attempt, including provisions of the Certificate authorizing the Board to issue up to 15,000,000 shares of Preferred Stock with terms, provisions and rights fixed by the Board and a classified Board of Directors in which the Board of Directors is divided into three classes. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company.

Vote Required

  The approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. An abstention or nonvote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

  The Company's Board of Directors Recommends a Vote "FOR" Approval of the Amendment to the Company's Certificate of Incorporation.

                                 PROPOSAL FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1999, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

  Deloitte & Touche LLP has audited the Company's financial statements annually since 1997. Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Required Vote; Ratification of Appointment of Independent Auditors

  The affirmative vote of the holders of a majority of the Votes Cast is required to approve the appointment of the independent auditors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                      ADDITIONAL INFORMATION RELATING TO
                     DIRECTORS AND OFFICER OF THE COMPANY

Compensation of Executive Officers

  The following table sets forth the compensation earned by the Company's Chief Executive Officer in the fiscal year ended December 31, 1998. No executive officer earned more than $100,000 in salary and bonus from the Company in the fiscal year ended December 31, 1998. Naveen Jain, the Company's Chief Executive Officer, received no salary or compensation for his services from the time of the Company's inception to July 1998. In February 1999, Mr. Jain was granted an option to purchase 175,000 shares of Common Stock at an exercise price of $51.15 per share.

                                                                       Annual
                                                                    Compensation
                                                                    ------------
   Name and Principal Position                                 Year  Salary($)
   ----------------------------------------------------------- ---- ------------
   Naveen Jain
    Chief Executive Officer................................... 1998   $62,500

Employment Agreement

  Pursuant to an employment agreement with Bernee D.L. Strom, the Company's President and Chief Operating Officer, the Company has agreed to provide Ms. Strom with:

  .  An annual salary of $250,000;

  .  Insurance and other employee benefits;

  . Options to purchase 500,000 shares of Common Stock which vest over a period of four years; and

  . Options to purchase an additional 250,000 shares of Common Stock that vest on the sixth anniversary of Ms. Strom's start date or earlier if specified revenue and net income criteria are met.

Benefit Plans

  The following is a brief summary of plans in effect during the fiscal year ended December 31, 1998 under which executive officers and directors of the Company received benefits:

 Restated 1996 Flexible Stock Incentive Plan

  The purpose of the Stock Incentive Plan is to provide an opportunity for employees, officers, directors, independent contractors and consultants of the Company to acquire our common stock. The Stock Incentive Plan provides for grants of stock options, stock appreciation rights, or SARs, and stock awards. The Company has authorized an aggregate of 3,000,000 shares of common stock for issuance under the Stock Incentive Plan. As of December 31, 1998, options to purchase 2,615,071 shares of common stock were outstanding under the Stock Incentive Plan at a weighted average exercise price of $7.56 per share, and options to purchase 109,014 shares were available for future grant.

 Stock Option Program for Nonemployee Directors

  Under the Stock Incentive Plan, the Company grants a nonqualified stock option to purchase 10,000 shares of common stock to each nonemployee director on the date the director is first appointed or elected to the Board of Directors. Nonemployee directors serving at the time of the adoption of the program each received an option to purchase 1,250 shares of common stock. On November 19, 1998, each nonemployee director received a supplemental option to purchase 10,000 shares of common stock. Commencing with the Company's 1999 Annual Meeting of Stockholders, the Company will grant to each nonemployee director an additional nonqualified stock option to purchase 2,500 shares of common stock immediately following such Annual Meeting of Stockholders, except for those nonemployee directors who were elected to the Board of Directors at such Annual Meeting of Stockholders or within the three-month period prior to such annual Meeting of Stockholders. All options granted under the program for nonemployee directors fully vest on the first anniversary of the date of such grant.

 1998 Employee Stock Purchase Plan

  The Company adopted the 1998 Employee Purchase Plan (the "Purchase Plan") in August 1998. The Purchase Plan is intended to qualify under Section 423 of the Code and permits eligible employees to purchase the Company's Common Stock through payroll deductions of up to 15% of their compensation. Under the Purchase Plan, no employee may purchase stock worth more than $25,000 in any calendar year, valued as of the first day of each offering period. The Company has authorized an aggregate of 450,000 shares of common stock for issuance under the Purchase Plan.

  The Purchase Plan is implemented with six-month offering periods. Offering periods begin on each January 1 and July 1. The first offering period began on December 15, 1998, the date of the Company's initial public offering, and ends on June 30, 1999. Participants purchase Common Stock under the Purchase Plan at a price equal to the lesser of 85% of their fair market value on the first day of an offering period and 85% of the fair market value on the last day of an offering period. No shares of common stock have been issued under the Purchase Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the SEC. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1998, it has complied with all filing requirements applicable to its executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities with the exceptions of Rufus W. Lumry, III, a director of the Company and President of Acorn Ventures, Inc., and Carl Stork, a director of the Company, whose Forms 4 were not filed in a timely manner. Mr. Lumry purchased 15,850 shares of the Company's Common Stock on December 15, 1998 and his Form 4 was not filed with the SEC until February 15, 1999. Mr. Stork purchased 40,000 shares of the Company's Common Stock on December 15, 19998 and his Form 4 was not filed until January 20, 1999.

Compensation Committee Report on Executive Compensation

  The following is the Report of the Compensation Committee of the Company describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the year ended December 31, 1998. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the SEC and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

  During the fiscal year ended December 31, 1998, the Compensation Committee of the Board of Directors was comprised of two non-employee directors. The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. The Compensation Committee seeks to provide the executive officers of the Company with competitive compensation that enables the Company to attract and retain employees who contribute to the success of the Company and maximize stockholder value. Specifically for executive officers, compensation is determined according to the criteria described below.

 Compensation

  The Compensation Committee establishes the salaries of the executive officers by considering (i) the salaries of executive officers in similar positions at comparably-sized peer companies, (ii) the Company's financial performance over the past year based upon revenues and operating results and
(iii) the achievement of individual performance goals related to each executive officer's duties and area of responsibility.

 Equity-Based Compensation

  The Compensation Committee views stock options as an important part of its long-term, performance-based compensation program. The Compensation Committee bases grants of stock options to the executive officers of the Company under the Stock Incentive Plan upon the Committee's estimation of each executive's contribution to the long-term growth and profitability of the Company. The Stock Incentive Plan is intended to provide additional incentives to the executive officers to maximize stockholder value. Options are generally granted under the Stock Incentive Plan at the then-current market price and are generally subject to four-year vesting periods to encourage key employees to remain with the Company.

 Compensation of the Chief Executive Officer

  From the Company's inception until July 1998, Naveen Jain, the Company's Chief Executive Officer, received no compensation for his services. Subsequent to July 1998, Mr. Jain began receiving an annual salary of $125,000. Mr. Jain's annual salary was approved by the Board of Directors by considering several factors including the attainment of corporate revenue and operating results goals for the fiscal year, the Company's progress in new product development and the contribution of the Chief Executive Officer to the Company's strategic focus, market position and brand development. No set formula is used for this determination, and no particular function is weighted greater or lesser than the other.

 Summary

  The Compensation Committee believes that the Company's compensation policies have been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to the Company's goals. The Company's compensation policies will evolve over time as the Company moves to attain the near-term goals it has set for itself while maintaining its focus on building long-term stockholder value.

                                     Members of the Compensation Committee:

                                     Gary C. List
                                     John E. Cunningham, IV

Certain Relationships and Related Transactions

  On May 21, 1998, the Company completed a private placement in which it sold shares of Common Stock at a purchase price of $4.00 per share and issued warrants to purchase shares of Common Stock at a weighted average exercise price of $5.87 per share as follows:

                                                                   NO. OF SHARES
                                                           NO. OF     SUBJECT
   NAME                                                    SHARES   TO WARRANTS
   ------------------------------------------------------- ------- -------------
   Acorn Ventures-IS, LLC................................. 947,500   1,688,729
   John and Carolyn Cunningham............................  31,250      76,762
   Siddarth Agrawal.......................................  25,000           0
   TEOCO Corporation...................................... 100,000           0

  Rufus W. Lumry, III, one of the Company's directors, is the principal stockholder, sole director and president of Acorn Ventures, Inc., the sole member of Acorn Ventures-IS, LLC. Siddarth Agrawal is the brother-in-law of Naveen Jain, the Company's Chief Executive Officer. Atul Jain, Mr. Jain's brother, is the President of TEOCO Corporation.

  Pursuant to the terms of the May 1998 private placement, on August 6, 1998 the Company issued shares of Common Stock and warrants to purchase Common Stock at a weighted average exercise price of $5.87 in exchange for the termination of certain anti-dilution rights as follows:

                                                                   NO. OF SHARES
                                                            NO. OF    SUBJECT
   NAME                                                     SHARES  TO WARRANTS
   -------------------------------------------------------- ------ -------------
   Acorn Ventures-IS, LLC.................................. 16,680    30,047
   John and Carolyn Cunningham.............................    482     1,186

  Acorn Ventures-IS, LLC, Kellett Partners and John and Carolyn Cunningham are entitled to certain registration rights with respect to the shares of Common Stock and the Common Stock issuable upon exercise of the warrants purchased in the private placement.

  On May 21, 1998, the Company entered into Consulting Agreements with Acorn Ventures and John E. Cunningham, IV, pursuant to which the Company is required to pay reasonable out-of-pocket expenses incurred by them in connection with their services as consultants. In addition, the Company has entered into agreements to indemnify Acorn Ventures-IS, LLC and John E. Cunningham, IV against expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by them in any action or proceeding in which they are parties or participants arising out of their services as consultants. These consulting services include assistance in defining the Company's business strategy, identifying and meeting with sources of financing and assisting us in structuring and negotiation such financings. The Consulting Agreements have terms of five years and are terminable by either party upon breach of the Consulting Agreement by the other party or on 30 days' notice. Other than the reimbursement of out-of-pocket expenses, there is no other cash compensation under the Consulting Agreements.

  In July 1998, the Company sold 25,000 shares of Common Stock at $8.00 per share in a private placement transaction to the Bevis Family Trust. Douglas A. Bevis, the Company's Vice President and Chief Financial Officer, is Trustee of the Bevis Family Trust and is a beneficiary of the Bevis Family Trust, along with his four siblings. Mr. Bevis disclaims beneficial ownership of such shares except as to the extent of his proportionate interest in the trust. In addition, in July 1998, the Company sold 80,000 shares of Common Stock at $7.50 per share to Mr. Bevis pursuant to the Company's 1998 Stock Purchase Rights Plan.

  In July 1998, the Company sold 12,500 shares of Common Stock at $8.00 per share to Steven Brady in a private placement with other investors. Mr. Brady is the brother of Ellen B. Alben, the Company's Vice President, Legal and Business Affairs and Secretary.

  Thomson Directories Limited entered into a joint venture agreement with the Company in July 1998. Gary C. List, one of the Company's directors, is Chief Executive Officer of Thomson and a beneficial shareholder and the Chief Executive Officer of TDL Group Limited, the holding company of Thomson. The Company sold Mr. List 12,500 shares of Common Stock at $8.00 per share in a private placement with other investors in July 1998.

  On August 6, 1998, the Company sold shares of Common Stock at a purchase price of $8.00 per share in a private placement as follows:

                                                                          No. of
     Name                                                                 Shares
     -------------------------------------------------------------------- ------
     Acorn Ventures-IS, LLC.............................................. 62,500
     John and Carolyn Cunningham......................................... 15,625

  Acorn Ventures-IS, LLC and John and Carolyn Cunningham are entitled to certain registration rights with respect to the shares purchased in this private placement.

  The Company believes that all the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Any future transactions, including loans, between the Company and its officers, directors and principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

  The Company has entered into indemnification agreements with each of its executive officers and directors.

  On December 11, 1998, the Company, all of its current and future directors and Naveen Jain entered into an Indemnification Agreement whereby Mr. Jain placed 1,000,000 shares of the Company's Common Stock beneficially owned by him into an escrow account to indemnify the Company and the Company's directors for a period of five years for certain known and unknown liabilities that may have arisen prior to September 30, 1998. The indemnification agreement, however, does not provide for indemnification for certain matters known by the Board prior to September 30, 1998 or losses less than $100,000.

Performance Graph

  Set forth below is a line graph comparing the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of (i) the Nasdaq U.S. Index and (ii) the Hambrecht & Quist Internet Index for the period commencing December 15, 1998 (the date of the Company's initial public offering) and ending on December 31, 1998. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                              [performance graph]

Transaction of Other Business

  The Board of Directors of the Company knows of no other matters to be submitted at the meeting. If any other matters come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                     By Order of the Board of Directors

                                     Ellen B. Alben
                                     Vice President, Legal and Business
                                     Affairs and Secretary

Redmond, Washington
      , 1999

          THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          ___________________________________________________________

                              INFOSPACE.COM, INC.
                 Proxy for 1999 Annual Meeting of Stockholders
                                 May 24, 1999

     The undersigned stockholder of InfoSpace.com, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 1999 Annual Meeting of Stockholders of the Company to be held on Monday, May 24, 1999 at 10:00 a.m., local time, at the Hyatt Regency Bellevue located at 900 Bellevue Way NE, Bellevue, WA, and hereby revokes all previous proxies and appoints Naveen Jain and Ellen B. Alben, or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

                       TO ENSURE YOUR REPRESENTATION AT
           THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY
                    AND RETURN IT AS PROMPTLY AS POSSIBLE.

                                    (Continued and to be signed on reverse side)

                                                                                                   Please mark
                                                                                                  your votes as
                                                                                                  indicated in
                                                                                                  this example     [X]

                                                  FOR                  WITHHOLD
                                          all of the nominees         AUTHORITY
                                         listed below (except   to vote for all of the
                                             as indicated)      nominees listed below

1.  ELECTION OF DIRECTORS                                                                 In their discretion, the Proxies are
    If you wish to withhold authority            [ ]                     [ ]              entitled to vote upon such other matters
    to vote for any individual nominee,                                                   as may property come before the Annual
    strike a line through that nominee's                                                  Meeting or any adjournments thereof.
    name in the list below:

    Nominees:  Naveen Jain;                                                               I plan to attend the meeting:
               Bernee D.L. Strom;                                                         [                                   ]
               John E. Cunningham, VI;
               Peter L.S. Currie;
               Gary C. List;
               Rufus W. Lumry;
               Carl Stork

2.  Proposal to ratify and approve an
    amendment to the Company's 1996            FOR        AGAINST     ABSTAIN
    Flexible Stock Incentive Plan              [ ]          [ ]         [ ]
    (i) to increase the number of
    shares of Common Stock reserved
    for issuance thereunder by
    2,000,000 shares, (ii) to annually
    increase the number of shares
    reserved for issuance on the first
    day of the Company's fiscal year
    beginning in 2000 by an amount
    equal to the lesser of
    (A) 1,000,000 shares, (B) three
    percent (3%) of the Company's
    outstanding shares at the end of
    the Company's fiscal year, and
    (C) a lesser amount determined by
    the Board and (iii) to limit the
    number of shares of Common Stock
    that may be granted to any one
    individual pursuant to stock
    options in any fiscal year of
    the Company to 2,000,000 shares
    (plus an additional 2,000,000
    shares in connection with his or
    her initial service, which shall
    not count against the limit).

3.  Proposal to amend the Company's                FOR        AGAINST     ABSTAIN
    Certificate of Incorporation to
    increase the number of authorized              [ ]          [ ]         [ ]
    shares of Common Stock from
    50,000,000 shares to 100,000,000
    shares.

4.  Proposal to ratify the appointment of          FOR        AGAINST     ABSTAIN
    Deloitte & Touche LLP as independent
    auditors of Company for the fiscal year        [ ]          [ ]         [ ]
    ending December 31, 1999.


                                                                            THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN
                                                                            ACCORDANCE WITH THE SPECIFICATIONS MADE.  IF NO
                                                                            SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS
                                                                            PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND
                                                                            PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY
                                                                            COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM
                                                                            ADVISABLE.

Signature(s) ____________________________     Date _______________________, 1999
(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)